UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2025

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

AeroVironment, Inc. ("AV") will meet with investors May 5-8, 2025, in certain cities in Midwest and Northeast regions of the U.S. AV is furnishing as Exhibit 99.1 to this Current Report on Form 8-K the presentation materials to be used and discussed in the meetings. AV has also posted the presentation materials at https://investor.avinc.com/news-events/events-and-presentations.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Forward-Looking Statements

The information in this Current Report on Form 8-K (including the presentation materials attached as Exhibit 99.1 hereto and the video presentation) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the presentation materials attached as Exhibit 99.1 hereto and the video presentation).

Safe Harbor Statement

Certain statements in this Current Report on Form 8-K (including the presentation materials attached as Exhibit 99.1 hereto and the video presentation) may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions.  Statements concerning AV’s expected future financial position, results of operations, revenues, business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information.  Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below.  Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AV is unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements.

These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to: the risk that AV’s acquisition of BlueHalo will not provide the expected benefits, or that AV will not be able to achieve the cost or revenue synergies anticipated; unexpected costs, liabilities, charges or expenses resulting from the acquisition; the risk that the integration of AeroVironment and BlueHalo will be more difficult, time-consuming or expensive than anticipated; the risk of customer loss or other business disruption; the loss of key employees; the fact that unforeseen liabilities of AeroVironment or BlueHalo may exist; the risk of doing business internationally; AV’s capital structure following the acquisition of BlueHalo; the challenging macroeconomic environment, including disruptions in the defense industry; risks that AV may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements; failure of the markets in which AV operates to grow; AV’s failure to remain a market innovator, to create new market opportunities or to expand into new markets; AV’s reliance on sales to the U.S. government and the availability of U.S. government funding for defense procurement and R&D programs; AV’s ability to win U.S. and international government R&D and procurement programs; AV’s ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; any actual or threatened disruptions to AV’s relationships with its suppliers and customers; unexpected changes in significant operating expenses, including components and raw materials; AV’s ability to protect its intellectual property and litigation risks; AV’s ability to increase production capacity to support anticipated growth; AV’s ability to comply with the covenants in its loan documents; and other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of AV’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports.

Other unknown or unpredictable factors also could have a material adverse effect on AV’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements.  These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Except as required by applicable law or regulation, AV undertakes (and AV expressly disclaims) any obligation and does not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description
99.1	Presentation materials provided by AeroVironment, Inc., dated May 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: May 5, 2025	By:	/s/ Melissa Brown
Melissa Brown
Executive Vice President, Chief Legal & Compliance Officer and Corporate Secretary

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